UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2024
EATON CORPORATION plc
(Exact name of registrant as specified in its charter)

Ireland	000-54863	98-1059235
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eaton House, 30 Pembroke Road, Dublin 4, Ireland	D04 Y0C2
(Address of principal executive offices)	(Zip Code)

+353 1637 2900
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary shares ($0.01 par value)	ETN	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item	5.07 Submission of Matters to a Vote of Security Holders.

(a)(b) At the Annual General Meeting of Shareholders of the Company held on April 24, 2024, the items listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in the Company’s Proxy Statement for the 2024 Annual General Meeting of Shareholders. Each of the items was approved by the shareholders. The voting results for each proposal are set forth below.

Item 1 – Electing the nine director nominees named in the proxy statement.

Each of the following individuals was elected as a director, based on the voting results shown below, to serve until the 2025 Annual General Meeting of Shareholders or until his or her successor is duly elected and qualified:

Director	For	Against	Abstain	Broker Non-Votes

Craig Arnold	299,100,890	22,856,644	1,204,003	37,740,519

Silvio Napoli	316,936,638	5,290,389	934,510	37,740,519

Gregory R. Page	290,714,807	31,477,878	968,852	37,740,519

Sandra Pianalto	320,814,934	1,479,770	866,833	37,740,519

Robert V. Pragada	316,184,253	6,061,395	915,889	37,740,519

Lori J. Ryerkerk	301,629,170	20,635,647	896,720	37,740,519

Gerald B. Smith	305,813,975	16,450,177	897,385	37,740,519

Dorothy C. Thompson	316,485,131	5,768,924	907,482	37,740,519

Darryl L. Wilson	317,823,559	4,443,957	894,021	37,740,519

Item 2 – Appointment of Ernst & Young LLP as independent auditor for 2024 and authorizing the Audit Committee of the Board of Directors to set its remuneration.

For	Against	Abstain
338,500,748	21,604,164	797,144

Item 3 – Advisory approval of the Company’s executive compensation (“Say on Pay Vote”).

For	Against	Abstain	Broker Non-Votes
296,746,406	25,058,023	1,357,108	37,740,519

Item 4 – Grant of Board authority to issue shares under Irish law.

For	Against	Abstain
349,190,062	10,458,122	1,253,872

Item 5 - Grant of Board authority to opt-out of pre-emption rights under Irish law.

For	Against	Abstain
335,639,933	23,501,849	1,760,274

Item 6 – Authorization to the Company and or any subsidiary of the Company to make overseas market purchases of Company shares.

For	Against	Abstain
351,765,272	7,308,622	1,828,162

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eaton Corporation plc

Date: April 24, 2024	/s/ Taras G. Szmagala
Taras G. Szmagala, Executive Vice President and Chief Legal Officer